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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                 _______________________________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934

                  _____________________________


Date of report (Date of earliest event reported) November 23, 1999
                                                 -----------------
                           ALTEON INC.
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       (Exact Name of Registrant as Specified in Charter)


       Delaware              0-19529             13-3304550
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(State or Other Juris-     (Commission         (I.R.S. Employer

diction of Incorporation)  File Number)       Identification No.)



170 Williams Drive, Ramsey, New Jersey                      07446
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(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code (201) 934-5000
                                                    --------------

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  (Former Name or Former Address, If Changed Since Last Report)

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Item 5. Other Events.

On November 23, 1999 the Registrant issued the following press release:

 "ALTEON INC. APPROVED TO SELL NET OPERATING LOSS CARRYFORWARDS
                      UNDER NEW JERSEY LAW

"RAMSEY, N.J., November 23, 1999   Alteon Inc. (Nasdaq: ALTNC)
announced today that it has been approved to sell its net operating loss carryforwards (NOLS) under the State of New
Jersey's Technology Business Tax Certificate Transfer Program.
Alteon has been authorized to sell $3,137,224 of its total available tax benefits, and expects to receive a minimum of 75% of this amount.

"The technology business tax certificate transfer program is an initiative passed by the New Jersey State Legislature which allows qualified technology and biotechnology businesses in New Jersey to sell unused amounts of NOLS and defined Research and Development tax credits for cash.

"'We thank the State of New Jersey for passing such an initiative and for seeing the inherent value in research and development companies such as Alteon,' said Kenneth I. Moch, President and Chief Executive Officer. 'We certainly are pleased to have been accepted into this program, which allows us to raise additional capital without selling equity.'

"Alteon is a leader in the discovery and development of pharmaceutical products for the treatment of the complications of diabetes and age-related diseases, including cardiovascular disease. Alteon's proprietary technology focuses on Advanced Glycosylation End-products, or A.G.E.s, formed as a result of circulating blood glucose reacting with proteins. A.G.E.s have been shown to be a causative factor in many of the complications of diabetes and age-related diseases, including kidney disease, nerve damage, atherosclerosis and retinopathy. Alteon's approach is to inhibit or break A.G.E.s or their chemical crosslinks, thereby potentially impacting such disease states. The company is seeking a corporate partner to help fund the continued development of its A.G.E.-formation inhibitor, pimagedine, based on the results of the Phase III trial of pimagedine in Type 1 diabetic patients with progressive kidney disease. Alteon's lead A.G.E. crosslink breaker, ALT-711, has completed a series of Phase I human clinical trials and is currently in dose-escalating studies in preparation for a Phase II program. Alteon is also pursuing the development of a novel series of glucose lowering agent (GLA) compounds."

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Alteon Inc.


                              By: /s/ Kenneth I. Moch
                                  -------------------------------
                                  Kenneth I. Moch
                                  President and
                                  Chief Executive Officer


Date: November 23, 1999